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                                                                    EXHIBIT 21.1


                              LIST OF SUBSIDIARIES


Name                                                                                        Jurisdiction of Organization
----                                                                                        ----------------------------
Bell Microproducts Canada Inc.                                                                       California
     Bell Microproducts Canada--Tenex Data ULC                                                      Nova Scotia
Bell Microproducts--Future Tech, Inc.                                                                California
     Don Bell Microproducts Chile, S.A.                                                                Chile
     Bell Microproducts do Brasil, Ltda.                                                               Brazil
     Bell Microproducts Mexico Shareholder, LLC                                                       Florida
     Bell Microproducts Mexico S.A. de C.V.                                                            Mexico
Rorke Data, Inc.                                                                                     Minnesota
Bell Microproducts Europe Inc.                                                                       California
Bell Microproducts Europe Holding B.V.                                                              Netherlands
     Bell Microproducts Europe Partners C.V.                                                        Netherlands
         Bell Microproducts Europe B.V.                                                             Netherlands
                   Bell Microproducts Europe Limited                                               United Kingdom
                   Ideal Hardware Limited                                                          United Kingdom
                         Bell Microproducts Europe Export Limited                                  United Kingdom
                         Unifund Limited                                                           United Kingdom
                         Ideal UniSolve Limited                                                    United Kingdom
                         OpenPSL                                                                   United Kingdom
                                 OpenPSL Limited                                                   United Kingdom
                                 Open Computing Limited                                            United Kingdom
                   Bell Microproducts Solutions B.V.                                                Netherlands
                         Bell Microproducts Solutions N.V.                                            Belgium
                         Bell Microproducts Solutions GmbH                                            Germany
                         Bell Microproducts Solutions GmbH                                            Austria
                   Bell Microproducts B.V.                                                          Netherlands
                         Rorke Data Italy s.r.l.                                                       Italy
                   Bell Microproducts SARL                                                             France
                   Bell Microproducts GmbH                                                            Germany
                   Bell Microproducts s.r.l.                                                           Italy
                   Bell Microproducts AB                                                               Sweden
                   Bell Microproducts BVBA                                                            Belgium
                   Bell Microproducts ApS                                                             Denmark
                   Bell Microproducts SL                                                               Spain
                   Bell Microproducts Limited                                                      United Kingdom
Total Tec Systems, Inc.                                                                              New Jersey
Bell Microproducts Funding Corporation                                                                Delaware